SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES AND EXCHANGE ACT OF 1934

September 30, 2002
Date of Report (date of Earliest Event Reported)

PacificNet Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-24985	91-2854355
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

Unit 1702, ChinaChem Century Tower,
178 Gloucester Road, Wanchai, Hong Kong
  (Address of principal executive offices and zip code)

+011-852-2876-2900
(Registrant’s telephone number, including area code)

PacificNet.com, Inc.
43rd Floor, China Online Centre, 333 Lockhart Road, Hong Kong
(Former name or former address, if changed from last report)

Item 5.   Other Events.

PacificNet Inc. (the “Company”) is a Delaware corporation with its common stock, par value $0.0001 per share (“Common Stock”) currently listed on the Nasdaq SmallCap Market (the “Nasdaq”) under the symbol “PACT.” In its September 9, 2002 correspondence Nasdaq Listing Qualifications Staff (the “Staff”) informed the Company that, having reviewed the Company’s August 16, 2002 submission, the Nasdaq Hearing Qualifications Panel (the “Panel”), granted an additional 180 day grace period to satisfy the $1.00 minimum bid price continued listing requirement. The Panel noted that the Company was required to, on or before February 19, 2003, demonstrate a closing bid price of at least $1.00 and, immediately thereafter, evidence a closing bid price of at least $1.00 per share for a minimum of ten consecutive trading days.

The Staff further notified the Company that as of September 4, 2002, the Company has not been in compliance with another continued listing requirement, namely, the market value of publicly held shares (“MVPHS”). The Staff requested that the Company, on or before September 16, 2002, provide a plan of compliance for this alleged deficiency. In compliance with this request, the Company submitted its own MVPHS calculations to demonstrate that the Staff’s calculations were not accurate as of the date of the Company’s submission and the Company was, indeed, in compliance with the MVPHS listing requirement. The Company further undertook to file updated security ownership information to evidence its calculations. Further, in its September 25, 2002 correspondence, the Panel stated that it is determined to continue the Company’s listing on Nasdaq pursuant to the following exception:

  On or before December 9, 2002, the Company must demonstrate a market value of publicly held shares of at least $1,000,000; immediately thereafter, the Company must evidence a market value of publicly held shares of at least $1,000,000 for a minimum of ten consecutive trading days; and
  On or before February 19, 2003, the Company must demonstrate a closing bid price of at least $1.00 per share; immediately thereafter, the Company must evidence a closing bid price of at least $1.00 per share for a minimum of ten consecutive trading days.

All other terms and conditions of the Panel’s September 9, April 3, February 12 and January 29, 2002 decisions remain in effect. There is no assurance that the Company will be able to meet either and/or both of the foregoing Nasdaq listing criteria. In the event that the Company’s securities are de-listed from Nasdaq for the Company’s failure to meet any of the foregoing listing criteria, its securities may be eligible to be quoted on the OTC Bulletin Board.

The purpose of this filing is to comply with the Company’s undertaking in its August 16, 2002 submission to the Staff to update its beneficial ownership information.

The security ownership of the Company’s management, its directors and certain beneficial owners is presented in accordance with requirements of the Item 403 of Regulation S-B promulgated under the Securities Act of 1933, as amended, and beneficial ownership rules and regulations promulgated under the Securities Exchange Act of 1934, as amended.

As of the date of this Current Report, the Company has 23,076,975 shares issued and outstanding. The following table sets forth information that has been provided with respect to beneficial ownership of Common Stock shares, as of September 25, 2002 for (i) each person who is known by the Company to own beneficially more than 5% percent of the outstanding shares of the Common Stock (ii) each director of the Company, (iii) each executive officer of the Company, and (iv) all directors and executive officers of the Company as a group:

Name and Address of Beneficial Owner(1)(3)	Number of Shares Beneficially Owned	Stock Beneficially Owned(2)
Sino Mart Management Ltd.(4)	15,482,778	59.37%
B2B Ltd.(5)	2,413,890	10.46%
Asia Hero Development Limited (6)	1,575,000	6.82%
Tony I. Tong (7)	1,841,917	7.57%
David Bussmann (8)	10,000	*
Jian Ke (8)	10,000	*
Shu Wang (8)	10,000	*
Max Tong (8)	10,000	*
Chi-Ho Lo, Richard (8)	10,000	*
Victor Tong (9)	17,000	*
Shao Jian Wang, Sean (10)	35,000	*
Tsz-King Chan, Clarence (10)	10,500	*
Officers and directors of the Company as a group (8 persons)(11):	1,943,917	7.45%
___________ * Less than 1%.

(1)             Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to the shares shown. Except as indicated by footnote and subject to community property laws where applicable, to our knowledge, the stockholders named in the table have sole voting and investment power with respect to all common shares shown as beneficially owned by them.

(2)             As to each person or entity named as beneficial owner, such person's or entity's percentage of ownership is determined by assuming that any securities held by such person or entity which are exercisable or convertible within 60 days from the date hereof have been exercised or converted, as the case may be, making the percentages calculable on a fully-diluted basis.

(3)             The address for all directors and executive officers is c/o PacificNet Inc., Unit 1702, ChinaChem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong.

(4)            Sino Mart Management Ltd. is owned by ChoSam Tong, the father of Tony I. Tong. Includes 3,000,000 common shares issuable to Sino Mart Management Ltd. under the terms and provisions of a warrant to purchase additional shares of the Common Stock. The Company issued this warrant in connection with the March 25, 2002 Subscription Agreement by and between the Company and Sino Mart Management Ltd., a private business development and investment company based in Hong Kong.

(5)            B2B Ltd.’s mailing address is 8th Floor, Paul Y Center, 51 Hung To Road, Kwun Tong, Kowloon, Hong Kong.

(6)            Asia Hero Development Limited’s mailing address is Unit 1702, ChinaChem Century Tower,178 Gloucester Road, Wanchai, Hong Kong.

(7)            Tony I. Tong is currently the Chairman, Chief Executive Officer, President, and an executive director of the Company. Includes 1,250,000 Incentive Stock Options exercisable under the 1998 Stock Option Plan. Excludes 15,482,778 shares of the Company owned by Sino Mart Management Ltd. as to which shares Mr. Tong disclaims beneficial ownership.

(8)            Independent director of the Company.

(9)            Victor Tong is currently Vice President and an executive director of the Company. He is the brother of Tony I. Tong.

(10)             Clarence Chan has resigned as the Chief Financial Officer of the Company effective as of September 1, 2002.  Shao Jian Wang, VP of International Development, has been appointed as the new Chief Financial Officer as of September 27, 2002.

(11)             Represents 693,917 shares of Common Stock outstanding and 1,250,000 shares of Common Stock issuable pursuant to the exercise of options.

As of September 25, 2002, the Company had 7,486,390 shares of Common Stock in its public float which figure is calculated in accordance the Nasdaq Marketplace Rules and guidelines. As of the same date, the closing bid price for the Company’s stock was $0.13 per share.

Item 7.	Financial Statements and Exhibits
	(a)	Financial Statements of business acquired.
None.
	(b)	Pro forma financial information.
None.
	(c)	Exhibits.
None.

[THE SIGNATURE PAGE FOLLOWS.]

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFINET INC.

Date: September 30, 2002	By: /s/ Tony I. Tong Chairman, Chief Executive Officer